                             THE ZWEIG FUND, INC.

                  900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                (212) 755-9860

                                                                 March 25, 1996

Dear Shareholder:

  You are invited to attend the Annual Meeting of Shareholders of The Zweig Fund, Inc. to be held on Wednesday, May 15, 1996 at 10:00 A.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York.

  This will be our tenth shareholders' meeting and it will give you an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

  We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                     Martin E. Zweig,
                                                   Chairman of the Board
                                                       and President

                             THE ZWEIG FUND, INC.
                  900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                                (212) 755-9860

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 15, 1996

                               ----------------

To the Shareholders:

  The Annual Meeting of Shareholders of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), will be held on Wednesday, May 15, 1996 at 10:00 A.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York for the following purposes:

    (1) To elect two Directors to serve until the Annual Meeting of Shareholders in 1999, and until their respective successors are elected and qualify, and to elect one Director to serve until the Annual Meeting of Shareholders in 1998, and until his successor is elected and qualifies;

    (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for the year ending December 31, 1996; and

    (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record as of the close of business on March 15, 1996 are entitled to notice of and will be entitled to vote at the Meeting and at any and all adjournments thereof.

                                          By Order of the Board of Directors
                                               Martin E. Zweig,
                                             Chairman of the Board

New York, New York
March 25, 1996

--------------------------------------------------------------------------------
                                  IMPORTANT:

 YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND
 THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH
 IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE
 FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM
 AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.
--------------------------------------------------------------------------------

                             THE ZWEIG FUND, INC.
                  900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 15, 1996

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Shareholders to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York, on Wednesday, May 15, 1996 at 10:00 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 25, 1996.

  If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. Executed proxies that are unmarked will be voted (1) for the election of the three nominees of the Board of Directors as Directors of the Fund, and (2) for the proposal to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for the year ending December 31, 1996. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

  The Board of Directors has fixed the close of business on March 15, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 50,034,711 shares of the Fund's common stock were outstanding. To the best of the Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of the common stock of the Fund.

  The Annual Report of the Fund for the year ended December 31, 1995, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 15, 1996.

  The Fund will furnish, without charge, another copy of the Fund's December 31, 1995 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Zweig/Glaser Advisers, 5 Hanover Square, New York, New York 10004, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

  This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about March 25, 1996.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The members of the Fund's Board of Directors are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 1999) and until their respective successors are duly elected and qualify, and one Director will be elected to serve a two-year term (until the second succeeding Annual Meeting in 1998) and until his successor is duly elected and qualifies. Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

  The Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. The Nominating Committee consists of at least two Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund or the Fund's investment adviser.

  Based on the recommendations made by the Nominating Committee at its meeting held in January, 1996, the Board of Directors has nominated Elliot S. Jaffe and Robert E. Smith, each of whom is presently a Director of the Fund, for re-election to the Board, to serve until the third succeeding Annual Meeting in 1999, and until their respective successors are duly elected and qualify, and Alden C. Olson, who is presently a Director of the Fund, for re-election to the Board, to serve until the second succeeding Annual Meeting in 1998, and until his successor is duly elected and qualifies.

  Background information with respect to the nominees for election and five Directors whose terms of office will continue after the forthcoming Annual Meeting appears below.

                                                                             SHARES OF FUND
                                                                           OWNED BENEFICIALLY
                                                                SERVED AS AND PERCENT OF TOTAL
                                    BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
        NOMINEE          AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1996(1)
        -------          ---       ----------------------       --------- ---------------------
Elliot S. Jaffe.........  69 Chairman of the Board and Chief      1988                 2,400(2)
 30 Dunnigan Drive            Executive Officer of The Dress
 Suffern, NY 10901            Barn, Inc.; Director of The
                              Zweig Total Return Fund, Inc.;
                              Director of Shearson Apprecia-
                              tion Fund; Director of Shearson
                              Managed Governments, Inc.; Di-
                              rector of Shearson Income Trust;
                              Director of Shearson Lehman
                              Small Capitalization Fund; Di-
                              rector of Stamford Hospital
                              Foundation; Member of the Board
                              of Overseers of The School of
                              Arts and Sciences, University of
                              Pennsylvania.

                                                                              SHARES OF FUND
                                                                            OWNED BENEFICIALLY
                                                                 SERVED AS AND PERCENT OF TOTAL
                                     BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
        NOMINEE           AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1996(1)
        -------           ---       ----------------------       --------- ---------------------
Robert E. Smith*........  60  Partner of Rosenman & Colin LLP;     1986             38,394(2)(3)
 575 Madison Avenue            Director of The Zweig Total Re-
 New York, NY 10022            turn Fund, Inc.; Director of
                               Ogden Corporation; formerly Sec-
                               retary of the Fund and The Zweig
                               Total Return Fund, Inc.
Alden C. Olson..........  67  Director of The Zweig Total Re-      1996              1,000(2)(4)
 2711 Ramparte Path            turn Fund, Inc.; Director of
 Holt, Michigan 48842          First National Bank of Michigan;
                               formerly, Professor of Financial
                               Management, Investments at Mich-
                               igan State University
 DIRECTORS WHOSE TERMS
   WILL CONTINUE(10)      AGE
 ---------------------    ---
Edward S. Babbitt, Jr.*.   52 President and Director of Avatar     1986              5,513(2)(5)
 900 Third Avenue              Investors Associates Corp.; Di-
 New York, NY 10022            rector of Zweig Securities Advi-
                               sory Service, Inc.; General
                               Partner of BK Partners; Director
                               of RYMAC Mortgage Investment
                               Corp.; formerly Vice President
                               of the Fund; formerly Vice Pres-
                               ident and Director of Zweig Ad-
                               visors Inc.; Director and for-
                               merly Vice President of The
                               Zweig Total Return Fund, Inc.;
                               formerly Vice President and Di-
                               rector of Zweig Total Return Ad-
                               visors, Inc.
Eugene J. Glaser*.......   55 Chairman and Chief Executive Of-     1986                  --  (6)
 5 Hanover Square              ficer of Zweig Series Trust;
 New York, NY 10004            President of Zweig/Glaser Advis-
                               ers; President and Director of
                               Zweig Securities Corp.
James B. Rogers, Jr. ...   53 Private Investor; Director of The    1986                 3,796(2)
 352 Riverside Drive           Zweig Total Return Fund, Inc.;
 New York, NY 10025            Chairman of Beeland Interests;
                               Regular Commentator on CNBC; Au-
                               thor of "Investment Biker: On
                               the Road with Jim Rogers"; Di-
                               rector of Emerging Markets Brew-
                               ery Fund.

                                                                              SHARES OF FUND
                                                                            OWNED BENEFICIALLY
    DIRECTORS WHOSE                                              SERVED AS AND PERCENT OF TOTAL
       TERMS WILL                    BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
      CONTINUE(10)        AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1996(1)
    ---------------       ---       ----------------------       --------- ---------------------
Anthony M. Santomero....   49 Richard K. Mellon Professor of       1986                 2,000(2)
 Steinberg-Dietrich Hall       Finance, The Wharton School,
 Wharton School                University of Pennsylvania; Di-
 University of Pennsyl-        rector of The Zweig Total Return
 vania                         Fund, Inc.; Director of Munici-
 Philadelphia, PA 19104        pal Fund for New York Investors;
                               Director of Municipal Fund for
                               California Investors; Trustee of
                               Compass Capital Funds.
Martin E. Zweig*........   53 Chairman of the Board and Presi-     1986          81,154(7)(8)(9)
 900 Third Avenue              dent of the Fund; President and
 New York, NY 10022            Director of Zweig Advisors Inc.
                               (the "Adviser"); Chairman of the
                               Board and President of The Zweig
                               Total Return Fund, Inc.; Presi-
                               dent and Director of Zweig Total
                               Return Advisors, Inc.; President
                               and Director of Zweig Securities
                               Advisory Service, Inc.; Co-
                               Chairman of Research of Avatar
                               Investors Associates Corp.; Man-
                               aging Director of the Managing
                               General Partner of Zweig-DiMenna
                               Partners, L.P. and Zweig-DiMenna
                               Special Opportunities, L.P.;
                               President and Director of Zweig-
                               DiMenna International Managers,
                               Inc.; Chairman of Zweig/Glaser
                               Advisers; President of Zweig Se-
                               ries Trust; President and Direc-
                               tor of Gotham Advisors, Inc. and
                               Euclid Advisors, Inc.; formerly
                               General Partner of Zweig-Katzen
                               Investors, L.P.; Member of
                               the Undergraduate Executive
                               Board of The Wharton School,
                               University of Pennsylvania.

--------
  * Directors considered to be "Interested Persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Dr. Zweig is considered an interested person of the Fund and the Adviser because he is an officer and director of the Fund and the Adviser and owns 63.75% of the outstanding common stock of the Adviser. Mr. Babbitt is considered an interested person of the Fund and the Adviser because of, among other things, his affiliation with Zweig Securities Corp., a broker-dealer registered under the Securities Exchange Act of 1934. Mr. Smith is considered an interested person of the Fund and the Adviser because he is a partner of the law firm that acts as legal counsel to the Fund and the Adviser. Mr. Glaser is considered an interested person of the Fund because of his ownership of 7.40% of the outstanding common stock of the Adviser and his affiliation with Zweig Securities Corp., a broker-dealer registered under the Securities Exchange Act of 1934. In January 1996, Mr. Babbitt sold 21.84 shares of the Adviser's common stock, representing 20.45% of the Adviser's outstanding common stock, to Dr. Zweig (who purchased 15.07 of such shares) and another shareholder of the Adviser for the aggregate sum of $3,908,617.

  (1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him. Fractional shares are rounded off to the nearest whole share.

  (2) Less than 1/2 of 1%.

  (3) Includes 36,894 shares held by him as co-trustee for Dr. Zweig's sons, as to which he has shared voting and investment power.

  (4) The information with respect to Professor Olson's beneficial ownership is as of February 29, 1996. Includes 300 shares owned by his individual retirement account.

  (5) Includes 5,513 shares owned by Mr. Babbitt's individual retirement account, as to which he has sole voting and investment power. Does not include 5,513 shares owned by his wife's individual retirement account, as to which he disclaims beneficial ownership.

  (6) Does not include 5,859 shares owned by Mr. Glaser's wife, nor 392 shares owned by a daughter, as to all of which he disclaims beneficial ownership.

  (7) Includes 37,446 shares owned by the Adviser, as to which he has sole voting and investment power.

  (8) Does not include 36,894 shares held by him as co-trustee for his sons, as to which he disclaims beneficial ownership.

  (9) Includes 27,313 shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.

  (10) Messrs. Babbitt, Glaser and Rogers will continue in office until the Annual Meeting in 1997, and until their respective successors are duly elected and qualify, and Messrs. Santomero and Zweig will continue in office until the Annual Meeting in 1998, and until their respective successors are duly elected and qualify.

SHARE OWNERSHIP

  Directors and officers of the Fund, as a group, owned beneficially less than 1/2 of 1% of the outstanding shares of the common stock of the Fund on January 1, 1996.

COMPENSATION OF DIRECTORS AND OFFICERS

  During the year ended December 31, 1995, the Fund paid Directors' fees, aggregating $51,000, to the Directors who were not interested persons of the Adviser. The Fund pays each Director who is not an interested person of the Adviser an annual fee of $8,000 and a fee of $1,000 for attendance at each meeting of the Board of Directors or a committee of the Board. The Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

  Set forth below is the compensation paid by the Fund and The Zweig Total Return Fund, Inc. to current Directors for the year ended December 31, 1995. The Fund does not pay any pension or retirement benefits to its Directors.

                                                              TOTAL COMPENSATION
                                                  AGGREGATE   FROM THE FUND AND
                                                COMPENSATION   THE ZWEIG TOTAL
                   DIRECTOR                     FROM THE FUND RETURN FUND, INC.
                   --------                     ------------- ------------------
Elliot S. Jaffe................................    $14,000         $28,000
James B. Rogers, Jr. ..........................    $13,000         $26,000
Anthony M. Santomero...........................    $15,000         $30,000

  Jeffrey Lazar, Vice President and Treasurer of the Fund, and Stuart B. Panish, Vice President and Secretary of the Fund, are the only executive officers of the Fund not disclosed in the above listing of Directors. Mr. Lazar has been an officer of the Fund since 1987. Mr. Lazar is 36 years old and was, on January 1, 1996, the beneficial owner of 1,584 shares of the common stock of the Fund, of which 961 shares are owned through his individual retirement account. Mr. Lazar is Vice President, Treasurer and Secretary of the Adviser. He is also Vice President and Treasurer of The Zweig Total Return Fund, Inc. and Vice President, Treasurer and Secretary of its investment adviser, Zweig Total Return Advisors, Inc. Mr. Panish is 39 years old and has been Vice President and Secretary of the Fund and The Zweig Total Return Fund, Inc. since May 1995 and was, on January 1, 1996, the owner of 200 shares of the common stock of the Fund. Prior to becoming counsel to the Adviser and certain of its affiliates in June 1993, Mr. Panish was Special Counsel-- Securities at Rosenman & Colin LLP. Several of the Fund's officers and Directors are also officers and directors of the Adviser and/or affiliated with the Administrator and participate in the fees paid to the Adviser and/or the Administrator (see "Investment Adviser and Administrator"), although the Fund will make no direct payments to them. The Adviser and the Administrator pay the compensation and certain expenses of their personnel who serve as Directors and officers of the Fund. Rosenman & Colin LLP, of which Robert E. Smith is a partner, represented the Fund in connection with its initial public offering in 1986 and represents the Fund in connection with various legal matters.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

  The Board of Directors has a standing Audit Committee, which consists of Messrs. Jaffe, Olson and Santomero, each of whom is not an interested person of the Fund. The Audit Committee's primary functions include recommending the Fund's independent certified public accountants for selection by the Board and ratification by the shareholders and reviewing the scope of the annual audit conducted by such accountants.

  Messrs. Rogers and Santomero, each of whom is not an interested person of the Fund, and Mr. Smith are members of the Nominating Committee of the Board of Directors, which considers candidates for election to fill vacancies on the Board of Directors. The Nominating Committee will consider recommendations from shareholders for possible nominees. Such recommendations should be accompanied by a biography of the recommended candidate and should be submitted to the Secretary of the Fund. The Fund has no standing compensation committee.

  The Board of Directors of the Fund held four meetings during the year ended December 31, 1995. The Board of Directors held one meeting in February, 1996. The Nominating Committee held one meeting during the year ended December 31, 1995 and met in advance of the February, 1996 Board meeting, at which time the Nominating Committee recommended the nominees for re-election to the

Board. The Audit Committee held two meetings during the year ended December 31, 1995 and one meeting in February, 1996. Each of the nominees and each of the Directors whose terms will continue after the forthcoming annual meeting attended at least 75% of the total number of Board meetings and his respective committee meetings held during the 1995 year.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE THREE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                                  PROPOSAL 2

             RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

  At the recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Coopers & Lybrand L.L.P. to serve as independent certified public accountants of the Fund for the year ending December 31, 1996, subject to the right of the Fund by vote of a majority of the outstanding voting securities of the Fund (which is defined in the Act to mean the lesser of either (a) the vote of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares) at any meeting called for the purpose to terminate such employment immediately without penalty. The Board's selection is submitted to the shareholders for ratification or rejection.

  Services performed by Coopers & Lybrand L.L.P. during the most recent year included audit of the financial statements of the Fund and services related to filings with the Securities and Exchange Commission. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

  A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting and will have the opportunity to make a statement if he so desires and to respond to questions from shareholders. Ratification of the selection of Coopers & Lybrand L.L.P. requires the affirmative vote of a majority of the votes cast at the Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996.

                     INVESTMENT ADVISER AND ADMINISTRATOR

  Zweig Advisors Inc., with its principal business office located at 900 Third Avenue, New York, New York 10022, is the Fund's investment adviser.

  Zweig/Glaser Advisers (the "Administrator") serves as the Fund's administrator. The Administrator's offices are located at 5 Hanover Square, New York, New York 10004. Martin E. Zweig and Eugene J. Glaser are the Chairman and President, respectively, and the principal owners of the Administrator.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires, among other persons, the officers and directors of the Fund and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Fund with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish the Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, the Fund believes that, during the year ended December 31, 1995, there was compliance with all Section 16(a) reporting requirements applicable to its reporting persons.

                            ADDITIONAL INFORMATION

OTHER MATTERS

  The Board of Directors knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

  The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund or Adviser.

VOTE REQUIRED

  The election of Directors (Proposal 1) requires a plurality of the votes cast at the Meeting. The ratification of the selection of the independent certified public accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. Votes will be tabulated by The Bank of New York, the Fund's transfer agent.

PROPOSALS FOR 1997 MEETING

  Any proposals of shareholders that are intended to be presented at the Fund's 1997 Annual Meeting of Shareholders must be received at the Fund's principal executive offices no later than November 26, 1996, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

New York, New York
March 25, 1996
                                          By Order of the Board of Directors
                                                Martin E. Zweig,
                                             Chairman of the Board

--------------------------------------------------------------------------------
                              THE ZWEIG FUND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 1996
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
  The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints MARTIN E. ZWEIG and JEFFREY LAZAR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York, on May 15, 1996 at 10:00 A.M., at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.
  WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE OTHER PROPOSAL AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.
          (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  PLEASE MARK BOXES [*] OR [X] IN BLUE OR BLACK INK.

1. GRANTING [_] WITHHOLDING [_] authority to vote for the election as directors of all the nominees listed below:
              Elliot S. Jaffe, Alden C. Olson and Robert E. Smith (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)
2. With respect to the proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for the year ending December 31, 1996. FOR [_] AGAINST [_] ABSTAIN [_]
3. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.
                                       Please sign exactly as name or names
                                       appear on this proxy. If stock is held
                                       jointly, each holder should sign. If
                                       signing as attorney, trustee, executor,
                                       administrator, custodian, guardian or
                                       corporate officer, please give full
                                       title.

                                       Dated: _______________________, 1996

                                       ____________________________________
                                                      Signature

                                       ____________________________________
                                                      Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

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